SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2006

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

              DELAWARE                                       0-19410
    (State or Other Jurisdiction                    (Commission File Number)
           of Incorporation)

                 155 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

          Point Therapeutics, Inc. ("Point") issued a press release on August 14, 2006 announcing that Don Kiepert, its President and CEO, will present at the New York RedChip Investor Conference at the Hilton New York in New York City on Tuesday, August 15, 2006 at 11:30 a.m., Eastern Time.

          A copy of the press release dated August 14, 2006 is being filed as
          Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits.

          (c)  Exhibits.

          99.1 - Press release issued by Point dated August 14, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POINT THERAPEUTICS, INC.


August 14, 2006                        By:    /s/ Donald R. Kiepert, Jr.
                                              --------------------------
                                       Name:  Donald R. Kiepert, Jr.
                                       Title: President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit        Description
-------        -----------
99.1           Point Therapeutics, Inc. ("Point") issued a press release on
               August 14, 2006 announcing that Don Kiepert, its President and
               CEO, will present at the New York RedChip Investor Conference at the Hilton New York in New York City on Tuesday, August 15, 2006 at 11:30 a.m., Eastern Time.